Exhibit 99.1

Nutanix Names Andrew Brinded as Chief Revenue Officer

Updates Fourth Quarter and Full Year Fiscal 2022 Financial Outlook

SAN JOSE, Calif.--(BUSINESS WIRE)--August 1, 2022--Nutanix (NASDAQ: NTNX), a leader in hybrid multicloud computing, today announced the appointment of Andrew Brinded as Chief Revenue Officer, effective immediately. Brinded succeeds Dominick Delfino, who has stepped down to pursue a new opportunity at another technology company.

“During his five-year tenure at Nutanix, Andrew has demonstrated deep technology sales acumen, a strategic mindset and strong leadership capabilities,” said Rajiv Ramaswami, President and CEO of Nutanix. “Andrew has a strong command of go-to-market strategies and how to drive customer satisfaction. Coupled with his expertise in developing innovative business strategies and identifying and cultivating leaders, Andrew’s knowledge and experience will be valuable assets to Nutanix as we enter our next phase of growth. We are fortunate to have such a deep bench of talent and a truly world-class sales organization, and we are confident that we will continue to build on our momentum under Andrew’s leadership. We thank Dom for his contributions to Nutanix, and we wish him the best in the next phase of his career.”

“I could not be more fond of, and appreciative for, my time at Nutanix since joining the Company in 2017. Nutanix is an outstanding organization with exceptional people, and I’m honored to become CRO,” said Brinded. “I feel fortunate to be supported by such a talented team, and I am excited to hit the ground running. I look forward to working closely with the leadership team as we continue to focus on driving revenue growth and delivering for our customers.”

Brinded joined Nutanix in 2017 and has served in a number of senior sales roles, having most recently served as Senior Vice President & Worldwide Sales Chief Operating Officer. Prior to serving as SVP & Worldwide Sales Chief Operating Officer, Brinded led the EMEA Business at Nutanix. Before joining Nutanix, Brinded served as a Sales & Marketing Director at QiO and previously as a Senior Sales Manager at EMC. Brinded also spent over a decade at IBM, serving in a variety of business development and sales roles.

Updating Fourth Quarter and Full Year Fiscal 2022 Financial Outlook

Nutanix today is also updating its outlook for its fiscal fourth quarter and full year fiscal 2022 issued on May 25, 2022. Revenue, ACV billings and non-GAAP gross margin are expected to be at or above the high end of the respective prior ranges and non-GAAP operating expenses are expected to be in line with the prior ranges.

About Nutanix

Nutanix is a global leader in cloud software and a pioneer in hyperconverged infrastructure solutions, making clouds invisible, freeing customers to focus on their business outcomes. Organizations around the world use Nutanix software to leverage a single platform to manage any app at any location for their hybrid multicloud environments. Learn more at www.nutanix.com or follow us on social media @nutanix.

© 2022 Nutanix, Inc. All rights reserved. Nutanix, the Nutanix logo, and all Nutanix product and service names mentioned herein are registered trademarks or unregistered trademarks of Nutanix, Inc. in the United States and other countries. Other brand names or marks mentioned herein are for identification purposes only and may be the trademarks of their respective holder(s). This release may contain links to external websites that are not part of Nutanix.com. Nutanix does not control these sites and disclaims all responsibility for the content or accuracy of any external site. Our decision to link to an external site should not be considered an endorsement of any content on such a site. Certain information contained in this press release may relate to or be based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party studies, publications, surveys and other data are reliable as of the date of this press release, they have not independently verified, and we make no representation as to the adequacy, fairness, accuracy, or completeness of any information obtained from third-party sources.

Forward-Looking Statements

This press release contains express and implied forward-looking statements, including, but not limited to, statements relating to (i) our expectations regarding our Chief Revenue Officer transition, (ii) our expectations regarding continuing to build on our momentum, and (iii) Nutanix’s update to its outlook for its fiscal fourth quarter and full year fiscal 2022 issued on May 25, 2022, including expectations regarding revenue, ACV billings and non-GAAP gross margin, and non-GAAP operating expenses. These forward-looking statements are not historical facts and instead are based on our current expectations, estimates, opinions, and beliefs. Consequently, you should not rely on these forward-looking statements. The accuracy of these forward-looking statements depends upon future events and involves risks, uncertainties, and other factors, including factors that may be beyond our control, that may cause these statements to be inaccurate and cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by such statements, including, among others: failure to successfully implement or realize the full benefits of, or unexpected difficulties or delays in successfully implementing or realizing the full benefits of, our business plans, strategies, initiatives, vision, and objectives; our ability to achieve, sustain and/or manage future growth effectively; delays or unexpected accelerations in our current and future business model transitions; the rapid evolution of the markets in which we compete, including the introduction, or acceleration of adoption of, competing solutions, including public cloud infrastructure; failure to timely and successfully meet our customer needs; delays in or lack of customer or market acceptance of our new solutions, products, services, product features or technology; macroeconomic or geopolitical conditions; the timing, breadth, and impact of the COVID-19 pandemic on our business, operations, and financial results, as well as the impact on our customers, partners, and end markets; factors that could result in the significant fluctuation of our future quarterly operating results, including, among other things, anticipated changes to our revenue and product mix, including changes as a result of our transition to a subscription-based business model, which will slow revenue growth during such transition and make forecasting future performance more difficult, the timing and magnitude of orders, shipments and acceptance of our solutions in any given quarter, our ability to attract new and retain existing end-customers, changes in the pricing and availability of certain components of our solutions, and fluctuations in demand and competitive pricing pressures for our solutions; and other risks detailed in our Annual Report on Form 10-K for the fiscal year ended July 31, 2021 filed with the U.S. Securities and Exchange Commission, or the SEC, on September 21, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2021 filed with the SEC on December 2, 2021, our Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2022 filed with the SEC on March 10, 2022, and our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2022 filed with the SEC on June 2, 2022. Our SEC filings are available on the Investor Relations section of our website at ir.nutanix.com and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release and, except as required by law, we assume no obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any of these forward-looking statements to reflect actual results or subsequent events or circumstances.

Contacts

Investor Contact
Rich Valera
ir@nutanix.com

Media Contact
Jennifer Massaro
pr@nutanix.com